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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 8, 2007


                               GLOBAL PARTNERS LP
             (Exact name of registrant as specified in its charter)

            Delaware               001-32593                 74-3140887
  (State or other jurisdiction    (Commission               (IRS Employer
        of incorporation)         File Number)            Identification No.)

                                  P.O. Box 9161
                                800 South Street
                        Waltham, Massachusetts 02454-9161
                    (Address of Principal Executive Offices)

                                 (781) 894-8800
                         (Registrant's telephone number,
                              including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.      Results of Operations and Financial Condition

     On August 8, 2007, Global Partners LP (the "Partnership") issued a press release announcing its second quarter 2007 financial results. The press release contains measures that may be deemed non-GAAP financial measures as defined in
Item 10 of Regulation S-K under the Securities Exchange Act of 1934 (the "Exchange Act"). The most directly comparable generally accepted accounting principle ("GAAP") financial measures and information reconciling the GAAP and non-GAAP financial measures are also included in the press release. A copy of the Partnership's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information furnished pursuant to Item 2.02 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of
Section 18 of the Exchange Act, or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.


Item 7.01.      Regulation FD Disclosure

     The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.

     The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of
Section 18 of the Exchange Act, or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.


Item 9.01.      Financial Statements and Exhibits

       (d)           Exhibit
                     -------
       99.1*         Global Partners LP Press Release dated August 8, 2007


      *   Furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          GLOBAL PARTNERS LP
                                                          By: Global GP LLC,
                                                          its general partner



Dated:  August 8, 2007                     By: /s/ Edward J. Faneuil
                                               ---------------------------------
                                               Executive Vice President,
                                               General Counsel and Secretary

                                  EXHIBIT INDEX

  Exhibit Number        Description
  --------------        --------------------------------------------------------
     99.1*              Global Partners LP Press Release dated August 8, 2007


    *  Furnished herewith.